Exhibit 10.2

JEFFERIES CAPITAL PARTNERS V L.P.

SUBSCRIPTION AGREEMENT

Dated as of August 12, 2010

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Section			Page

15.	Counterparts		12

	A.	General Information	1
	B.	Other Certifications	2
	C.	Investor Eligibility (Investors must complete both parts 1 and 2 below)	4

1.	Sale and Purchase of Limited Partner Interest		1

2.	Power of Attorney		2

3.	Other Subscription Agreements		3

4.	Closing		4

5.	Representations and Warranties of the Partnership and the General Partner		4

	5.1.	Formation and Standing	4
	5.2.	Authorization of Agreement, etc.	4
	5.3.	Compliance with Laws and Other Instruments	4
	5.4.	Offer of Interests	5
	5.5.	Investment Company Act	5
	5.6.	Investment Advisers Act	5
	5.7.	Partnership Liabilities; Litigation	5
	5.8.	Placement Fees	5

6.	Representations and Warranties of the Purchaser		5

	6.1.	Authorization of Purchase, etc.	5
	6.2.	Compliance with Laws and Other Instruments	5
	6.3.	The Memorandum, etc.	5
	6.4.	Access to Information	6
	6.5.	Evaluation of and Ability to Bear Risks	6
	6.6.	Purchase for Investment	6
	6.7.	Beneficial Ownership, etc.	7
	6.8.	Certain ERISA Matters	7
	6.9.	Certain Tax Matters	8
	6.10.	Compliance with Anti-Money Laundering Regulations, etc.	8

7.	Management Fee		10

8	Amendments and Waivers		11

9.	Survival of Representations and Warranties		12

10.	Successors and Assigns		12

11.	Notices		12

12.	Applicable Law		12

13.	Table of Contents and Headings		12

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JEFFERIES CAPITAL PARTNERS V L.P.
          IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES DESCRIBED HEREIN AND IN THE MEMORANDUM (AS DESCRIBED BELOW) HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL, STATE OR FOREIGN SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT OR THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
          THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND EXCEPT AS PERMITTED PURSUANT TO THE PARTNERSHIP AGREEMENT. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
As of August 12, 2010
To the Undersigned Purchaser:
          Jefferies Capital Partners V L.P., a Delaware limited partnership (the “Partnership”), and JCP V LLC, a Delaware limited liability company which acts as general partner of the Partnership (the “General Partner”), hereby agree with the undersigned “Purchaser” or “you” (in the case of a subscription for the account of a trust or other entity, such terms shall refer to the trustee, fiduciary or representative making the investment decision and executing this Subscription Agreement (this “Agreement”), or the trust or other entity, or both, as appropriate) as follows:
          1. Sale and Purchase of Limited Partner Interest. The Partnership has been formed under the laws of the State of Delaware, and from and after the date of the Closing (as defined below) shall be governed by an Amended and Restated Limited Partnership Agreement in substantially the form attached hereto as Exhibit A (as the same may be modified in accordance with the terms of any amendment or supplement thereto or restatement thereof, the “Partnership Agreement”). Capitalized terms used herein without definition have the meanings set forth in the Partnership Agreement. Subject to the terms and conditions hereof, and in reliance upon the representations and warranties of the respective parties contained herein, (a) the Partnership agrees to sell to you and you irrevocably subscribe for and agree to purchase from the Partnership an interest (an “Interest”) as a limited partner in the Partnership, (b) you agree to become a limited partner of the Partnership (a “Limited Partner”), and (c) the Partnership and the General Partner agree that you shall be admitted as a Limited Partner, upon the terms and conditions, and in consideration for your agreement to be bound by the terms and provisions, of the Partnership Agreement and this Agreement, with a capital commitment in the amount equal to the amount set forth opposite your signature at the end of this Agreement (your “Capital Commitment”). Subject to the terms and conditions hereof and of the Partnership Agreement, your obligation to subscribe and pay for your Interest shall be complete and binding upon the execution and delivery of this Agreement, but, for the convenience of the Partnership, your Capital Commitment shall be payable in installments as provided in Section 7.1 of the Partnership Agreement.
          2. Power of Attorney. You hereby irrevocably constitute and appoint Jefferies Capital Partners LLC, a Delaware limited liability company which acts as manager of the Partnership (the “Manager”), or the successor thereof as manager of the Partnership, with full power of substitution, as your true and lawful attorney-in-fact and agent, to execute, acknowledge, verify, swear to, deliver, record and file, in its or its assignee’s name, place and stead, all instruments, documents and certificates which may from time to time be required by the laws of the United States of America, the State of Delaware, the State of New York, any other jurisdiction in which the Partnership conducts or plans to conduct business, or any political subdivision or agency thereof, to effectuate, implement and continue the valid existence and business of the Partnership, including, without limitation, the power and authority to execute, verify, swear to, acknowledge, deliver, record and file:
(a) all certificates and other instruments, including, without limitation, the Partnership Agreement and any amendments thereto that have been approved by the Partnership or are permitted under the Partnership Agreement and the Certificate of Limited Partnership of the Partnership (the “Certificate”) and any amendments thereto, which the Manager deems appropriate to (i) form, qualify or continue the Partnership as a limited partnership in the State of Delaware and the State of New York and all other jurisdictions in which the Partnership conducts or plans to conduct business and (ii) admit the undersigned as a Limited Partner in the Partnership;
(b) all instruments which the Manager deems appropriate to reflect any amendment to the Partnership Agreement or the Certificate (i) so long as such amendment does not adversely affect the interests of the undersigned Limited Partner, (x) to satisfy any requirements, conditions, guidelines or opinions contained in any opinion, directive, order, ruling or regulation of the Securities and Exchange Commission, the Internal Revenue Service, or any other U.S. federal or state or foreign agency, or in any U.S. federal or state or foreign statute, compliance with which the Manager deems to be in the best interests of the Partnership, (y) to change the name of the Partnership or (z) to cure any ambiguity or correct or supplement any provision therein contained which may be incomplete or inconsistent with any other provision therein contained so long as such amendment does not adversely affect the interests of the undersigned Limited Partner or (ii) to the extent the amendment is duly adopted in accordance with the Partnership Agreement and the Act;
(c) all conveyances and other instruments which the Manager deems appropriate to reflect and effect the dissolution and termination of the Partnership pursuant to the terms of the Partnership Agreement, including the filing of a certificate of cancellation of the Certificate of Limited Partnership of the Partnership as provided for in Section 14 of the Partnership Agreement;

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(d) all instruments relating to (i) transfers, sales, assignments, conveyances, pledges, hypothecations or other dispositions of interests of Limited Partners to the extent permitted pursuant to the Partnership Agreement, or the admission of Substitute Limited Partners or Additional Limited Partners pursuant to Section 12 of the Partnership Agreement, (ii) the treatment of a Defaulting Limited Partner, an Excused Limited Partner, or a Limited Partner whose participation in an investment is excused, limited or discontinued pursuant to Section 7.3, 7.4 or 12.3 of the Partnership Agreement, or (iii) any change in the Capital Commitment of any Limited Partner, all in accordance with the terms of the Partnership Agreement;
(e) certificates of assumed name and such other certificates and instruments as may be necessary under the fictitious or assumed name statutes from time to time in effect in the State of New York and all other jurisdictions in which the Partnership conducts or plans to conduct business; and
(f) any other instruments determined by the Manager to be necessary or appropriate in connection with the proper conduct of the business of the Partnership and which do not adversely affect the interests of the undersigned Limited Partner.
     Such attorney-in-fact and agent shall not, however, have the right, power or authority to amend or modify the Partnership Agreement when acting in such capacities, except to the extent authorized herein.
     The power of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable, shall survive and not be affected by the dissolution, bankruptcy, death, incapacity, incompetence or legal disability of the undersigned and shall extend to its successors and assigns. The power of attorney granted herein may be exercised by such attorney-in-fact and agent for all Limited Partners of the Partnership (or any of them) by a single signature of the Manager acting as attorney-in-fact. Any Person dealing with the Partnership may conclusively presume and rely upon the fact that any instrument referred to above, executed by such attorney-in-fact and agent, is authorized, regular and binding, without further inquiry. If required, the undersigned shall execute and deliver to the Manager, within five days after receipt of a request therefor, such further designations, powers of attorney or other instruments as the Manager shall reasonably deem necessary for the purposes hereof.
          3. Other Subscription Agreements. The Partnership has entered into or expects to enter into separate but substantially identical subscription agreements (the “Other Subscription Agreements” and, together with this Agreement, the “Subscription Agreements”) with other purchasers (the “Other Purchasers”), providing for the sale to the Other Purchasers of Interests and the admission of the Other Purchasers as Limited Partners. This Agreement and the Other Subscription Agreements are separate agreements, and the sales of Interests to you and the Other Purchasers are to be separate sales.
          4. Closing. The closing (the “Closing”) of the sale to you, and the subscription for and purchase by you, of an Interest, and your admission as a Limited Partner, shall take place at the offices of Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, on such date and at such time as the General Partner shall designate. At the Closing, the General Partner will list you as a Limited Partner on Schedule A of the Partnership Agreement following the execution and delivery of the Partnership Agreement by you or on your behalf.

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          5. Representations and Warranties of the Partnership and the General Partner. The Partnership and the General Partner jointly and severally represent and warrant that:
     5.1. Formation and Standing. The Partnership is duly formed, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, and has all requisite limited partnership power and authority to carry on its business as now conducted and as proposed to be conducted as described in the Confidential Offering Memorandum dated June, 2010, relating to the private offering of Interests by the Partnership (together with any amendments and supplements thereto, the “Memorandum”). The General Partner is duly formed, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has all requisite limited liability company power and authority to act as general partner of the Partnership and to carry out the terms of this Agreement and the Partnership Agreement applicable to it. The Manager is duly formed, validly existing and in good standing as a limited liability company under the laws of the State of Delaware, and has all requisite limited liability company power and authority to act as the manager of the Partnership as contemplated by the Memorandum and the Partnership Agreement.
     5.2. Authorization of Agreement, etc. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on behalf of the Partnership, and this Agreement is a legal, valid and binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms. The execution, delivery and performance by the General Partner of the Partnership Agreement, this Agreement and the side letter between you and the General Partner (if any) have been authorized by all necessary action on behalf of the General Partner, and each of the Partnership Agreement, this Agreement and such side letter (if any) is a legal, valid and binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms.
     5.3. Compliance with Laws and Other Instruments. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default under any provision of the Partnership Agreement, or any agreement or other instrument to which the Partnership is a party or by which it or any of its properties are bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Partnership or its business or properties. The execution and delivery of the Partnership Agreement, this Agreement and the side letter between you and the General Partner (if any) and the consummation of the transactions contemplated thereby will not conflict with or result in any violation of or default under any provision of the limited liability company agreement of the General Partner, or any agreement or other instrument to which the General Partner is a party or by which it or any of its properties are bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the General Partner or its business or properties.
     5.4. Offer of Interests. Neither the Partnership nor anyone acting on its behalf has taken or will take any action that would subject the issuance and sale of the Interests to the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).
     5.5. Investment Company Act. Subject to the accuracy of the representations of the Purchaser in the Investor Questionnaire attached hereto and of the representations of the Other Purchasers in the Investor Questionnaires included in the Other Subscription

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Agreements, the Partnership is not required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Company Act”).
     5.6. Investment Advisers Act. Neither the Manager nor the General Partner is required to register as an “investment adviser” under the Investment Advisers Act of 1940, as amended.
     5.7. Partnership Liabilities; Litigation. Prior to the date hereof, the Partnership has not incurred any material liabilities other than liabilities in respect of Organizational Expenses. There is no action, proceeding or investigation pending or, to the knowledge of the General Partner or the Partnership, threatened against the General Partner, the Manager or the Partnership.
     5.8. Placement Fees. There are no placement or other similar fees in connection with the negotiation of this Agreement or the consummation of the sale of your Interest except for such as shall be borne by the Manager, directly or indirectly.
          6. Representations and Warranties of the Purchaser. You represent and warrant to the Partnership, the General Partner and each of the other Partners that:
     6.1. Authorization of Purchase, etc. You have the full power and authority to execute, deliver and perform this Agreement and to subscribe for and purchase an Interest hereunder. Your purchase of an Interest and your execution, delivery and performance of this Agreement and the Partnership Agreement (and any side letter between you and the General Partner, if any) have been duly authorized by all necessary corporate or other action on your behalf, and this Agreement and the Partnership Agreement (and any side letter between you and the General Partner, if any) are your legal, valid and binding obligations, enforceable against you in accordance with their respective terms.
     6.2. Compliance with Laws and Other Instruments. The execution and delivery of this Agreement and the Partnership Agreement (and any side letter between you and the General Partner, if any), the consummation of the transactions contemplated hereby and thereby and the performance of your obligations hereunder and thereunder will not conflict with, or result in any violation of or default under, any provision of any charter, by-laws, trust agreement, partnership agreement, operating agreement or other governing instrument applicable to you, or any agreement or other instrument to which you are a party or by which you or any of your properties are bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to you or your business or properties.
     6.3. The Memorandum, etc. You have been furnished with a copy of the Memorandum, this Agreement and the form of Partnership Agreement attached hereto as Exhibit A, and you understand the risks of, and other considerations relating to, a purchase of an Interest, including the risks set forth under the caption “Certain Investment Considerations” in the Memorandum and the effect of the provisions of Section 7.4 of the Partnership Agreement. You represent and warrant that the Interests were not offered to you by any means of general solicitation or general advertising. In that regard, you are not purchasing the Interests: (a) as a result of or subsequent to becoming aware of any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, generally available electronic communication, broadcast over television

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or radio or generally available to the public on the Internet or the Worldwide Web; (b) as a result of or subsequent to attendance at a seminar or meeting called by any of the means set forth in (a); or (c) as a result of or subsequent to any solicitations by a person not previously known to you in connection with investments in securities generally. Moreover, you confirm that you have not relied on any representations or other information purported to be given on behalf of the Partnership, except as set forth herein, in the Memorandum, the Partnership Agreement, the side letter between you and the General Partner (if any) and the opinions of counsel delivered at the Closing, or otherwise supplied by the Partnership or the General Partner.
     6.4. Access to Information. You have been provided an opportunity to ask questions of, and you have received answers thereto satisfactory to you from, the Partnership and its representatives regarding the terms and conditions of the offering of Interests, and you have obtained all additional information requested by you of the Partnership and its representatives to verify the accuracy of all information furnished to you regarding the offering of Interests.
     6.5. Evaluation of and Ability to Bear Risks. You have such knowledge and experience in financial affairs that you are capable of evaluating the merits and risks of purchasing an Interest, and you have not relied in connection with this investment upon any representations, warranties or agreements other than those set forth in this Agreement, the Partnership Agreement, the side letter between you and the General Partner (if any), the opinions of counsel delivered at the Closing, and the Memorandum. Your financial situation is such that you can afford to bear the economic risk of holding the Interest for an indefinite period of time, and you can afford to suffer the complete loss of your investment in the Interest. You are (a) an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and (b) a “qualified purchaser” as defined under Section 2(a)(51)(A) of the Company Act, and you represent and warrant that you have duly completed the Investor Questionnaire attached hereto as Exhibit B and that the information contained therein is true and correct. You hereby agree to promptly notify the General Partner if at any time any of the information provided in the Investor Questionnaire is no longer true and correct.
     6.6. Purchase for Investment. You are acquiring the Interest to be purchased by you pursuant to this Agreement for your own account or for a separate account maintained by you or for the account of a single pension or trust fund of which you are a trustee or as to which you are the sole qualified professional asset manager within the meaning of DOL Prohibited Transaction Exemption 84-14 (a “QPAM”), in each case not with a view to or for sale in connection with any distribution of all or any part of such Interest. You hereby agree that you will not, directly or indirectly, transfer all or any part of such Interest (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Interest) except in accordance with (a) the registration provisions of the Securities Act or an exemption from such registration provisions, (b) any applicable state or non-U.S. securities laws, and (c) the terms of the Partnership Agreement. If you are purchasing for the account of a pension or trust fund, you represent that (except to the extent that you have otherwise advised the Partnership in writing at least five Business Days prior to the date hereof) you are acting as sole trustee or sole QPAM and have sole investment discretion with respect to the acquisition of the Interest to be purchased by you pursuant to this Agreement, and the determination and decision on your behalf to purchase such Interest for such pension or trust

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fund is being made by the same individual or group of individuals who customarily pass on such investments, so that your decision as to purchases for such fund is the result of one study and conclusion, and in making your decision to invest in the Partnership you have not relied on any advice or recommendation of the Partnership, the General Partner, the Manager or any of their affiliates. You understand that you must bear the economic risk of an investment in an Interest for an indefinite period of time because, among other reasons, the Interests are illiquid and the offering and sale of the Interests have not been registered under the Securities Act and, therefore, the Interests cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. You also understand that sales or transfers of the Interests are further restricted by the provisions of the Partnership Agreement, and may be restricted by applicable state and non-U.S. securities laws.
     6.7. Beneficial Ownership, etc. If you are not a natural person, (a) you have not been formed, organized, reorganized, capitalized or recapitalized for the purpose of acquiring an Interest, (b) your Capital Commitment is less than or equal to 20% of your total assets or less than or equal to 20% of your committed capital, (c) your stockholders, partners, members or other beneficial owners do not have and will not have individual discretion as to their participation in particular investments made by the Partnership, (d) you are not an investment company registered or required to be registered under the Company Act and (e) you are not a participant-directed defined contribution plan. You understand and agree that the representations and warranties set forth above in this Section 6.7 shall be deemed repeated and reaffirmed by you as of each date that you are required to make a contribution of capital to the Partnership pursuant to the Partnership Agreement, and if at any time during the term of the Partnership the representations and warranties set forth in this Section 6.7 shall cease to be true, you shall promptly notify the General Partner. If you are unable to make any of the representations set forth in the preceding sentences of this Section 6.7, you shall have so indicated to the General Partner in writing and shall have provided the General Partner at least five Business Days prior to the date hereof with evidence (including opinions of outside counsel, if requested by the General Partner) satisfactory in form and substance to the General Partner relating to compliance with the Securities Act, the Company Act and such other governmental rules and regulations as the General Partner shall request.
     6.8. Certain ERISA Matters. You represent that, except as described in Exhibit B, (a) no part of the funds used by you to acquire an Interest constitutes assets of any “benefit plan investor” within the meaning of section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and U.S. Department of Labor regulation 29 C.F.R. 2510.3-101, including assets allocated to any insurance company separate account in which any such employee benefit plan (or its related trust) has any interest, and (b) if an Interest is being acquired by or on behalf of any such plan investor, entity, or account (any such purchaser being referred to herein as an “ERISA Partner”), (i) such acquisition has been duly authorized in accordance with the governing documents of such plan or separate account and (ii) such acquisition and the subsequent holding of the Interest do not and will not constitute a “prohibited transaction” within the meaning of section 406 of ERISA or section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), that is not subject to an exemption contained in ERISA or in the rules and regulations adopted by the U.S. Department of Labor (the “DOL”) thereunder. The foregoing representation shall be based on a list of the Other Purchasers to be provided by the General Partner to each ERISA

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Partner prior to the Closing. You acknowledge that, as a Limited Partner, you generally will have no right to withdraw from the Partnership.
     6.9. Certain Tax Matters. Either (a) you are not a partnership, grantor trust, or S corporation, or (b) you are such an entity, but (i) less than 65% of your value is attributable to your interests in the Partnership, and (ii) permitting the Partnership to satisfy the 100-partner limitation in Treasury Regulations section 1.7704-1(h)(ii) is not a principal purpose of your beneficial owners investing in the Partnership through you; provided that if you are unable to make either such representation, you shall have so indicated to the General Partner in writing and shall have provided the General Partner with evidence (including opinions of counsel) satisfactory in form and substance to the General Partner relating the status of the Partnership under section 7704 of the Code.
     6.10. Compliance with Anti-Money Laundering Regulations, etc.
     (a) Either (i) the Purchaser (A) is subscribing for an Interest for the Purchaser’s own account, own risk and own beneficial interest, (B) is not acting as an agent, representative, intermediary, nominee or in a similar capacity for any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each such natural person or entity, an “Underlying Beneficial Owner”) and no Underlying Beneficial Owner will have a beneficial or economic interest in the Interest being purchased by the Purchaser (whether directly or indirectly, including without limitation, through any option, swap, forward or any other hedging or derivative transaction), (C) if it is an entity, including a fund-of-funds, trust, pension plan or any other entity that is not a natural person (each, an “Entity”), has carried out thorough due diligence as to and established the identities of such Entity’s partners, members, shareholders, directors, officers, trustees, beneficiaries and grantors (to the extent applicable, each a “Related Person” of such Entity), holds the evidence of such identities, will maintain all such evidence for at least five years from the end of the Investment Term, will request such additional information as the Partnership may require to verify such identities as may be required by applicable law, and will make such information available to the Partnership upon its request, and (D) does not have the intention or obligation to transfer all or a portion of its Interest to any Underlying Beneficial Owner or any other person; or (ii) the Purchaser (A) is subscribing for an Interest as a record owner and will not have a beneficial ownership interest in the Interest, (B) is acting as an agent, representative, intermediary, nominee or in a similar capacity for one or more Underlying Beneficial Owners and understands and acknowledges that the representations, warranties and covenants made in this Agreement are made by the Purchaser with respect to both the Purchaser and the Underlying Beneficial Owner(s), (C) has all requisite power and authority from the Underlying Beneficial Owner(s) to execute and perform the obligations under this Agreement, (D) has carried out thorough due diligence as to and established the identities of all Underlying Beneficial Owners (and the identities of such Underlying Beneficial Owner’s Related Persons (to the extent applicable)), holds the evidence of such identities, will maintain all such evidence for at least five years from the end of the Investment Term, and will make such information available to the Partnership upon its request and (E) does not have the intention or obligation to transfer all or a portion of its Interest to any person other than the Underlying Beneficial Owner(s).
     (b) If the Purchaser is a “financial institution” as such term is defined in the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated

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thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time (the “Bank Secrecy Act”), the Purchaser has anti-money laundering policies and procedures in place reasonably designed to collect information with respect to and verify the identity of its Underlying Beneficial Owners or Related Persons.
     (c) Assuming the accuracy of the representations made by the General Partner and the Partnership in Section 5, the purchase of an Interest that is being made on its own behalf or, if applicable, on behalf of any Underlying Beneficial Owner does not contravene, and amounts to be contributed by the Purchaser or any Underlying Beneficial Owner to the Partnership were and are not directly or indirectly derived from activities that contravene U.S. federal, state, local or international laws and regulations applicable to the Purchaser or such Underlying Beneficial Owner, as the case may be, including anti-money laundering laws and regulations (a “Prohibited Investment”).
     (d) Federal regulations and Executive Orders administered by the Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <www.treas.gov/ofac>. Neither the Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, is a country, territory, person or entity named on an OFAC list, nor is the Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, a natural person or entity with whom dealings are prohibited under any OFAC regulations.
     (e) Neither the Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure within the meaning of, and applicable guidance issued by the Department of the Treasury concerning, the Bank Secrecy Act.
     (f) Neither the Purchaser nor, if applicable, any Underlying Beneficial Owner or Related Person, is a foreign bank without a physical presence in any country other than a foreign bank that (i) is an affiliate of a depositary institution, credit union or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable, and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depositary institution, credit union, or foreign bank. A foreign bank described in the preceding clauses (i) and (ii) is referred to herein as a “Regulated Affiliate”, and a foreign bank without a physical presence in any country that is not a Regulated Affiliate is referred to herein as a “Foreign Shell Bank”. In addition, the Capital Contributions of the Purchaser and, if applicable, any Underlying Beneficial Owner, do not originate from, nor will they be routed through, an account maintained at (A) a Foreign Shell Bank or (B) a foreign bank (other than a Regulated Affiliate) that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license.
     (g) The Purchaser agrees promptly to notify the General Partner should the Purchaser become aware of any change in the information set forth in paragraphs (a) through (f) of this Section 6.10. The Purchaser is advised that, by law, the Partnership may be obligated to “freeze the account” of such Purchaser, either by prohibiting additional contributions of capital or subscriptions for Interests, declining any requests by you to

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transfer your Interest and/or segregating the assets in the Purchaser’s account in compliance with governmental regulations, and the Partnership may also be required to report such action and to disclose the Purchaser’s identity to OFAC or other government agencies. To the fullest extent permitted by law, the Purchaser shall have no claim against any Covered Person for any form of damages as a result of any of the actions described in this Section 6.10(g).
     (h) The Purchaser understands and agrees that, notwithstanding anything to the contrary contained in the Partnership Agreement, if, following the Purchaser’s purchase of an Interest, it is discovered that the investment is or has become a Prohibited Investment, such purchase may immediately be redeemed by the Partnership or otherwise be subject to the remedies required by law, and, to the fullest extent permitted by law, the Purchaser shall have no claim against the Partnership or the General Partner for any Claims or Damages relating to or arising out of such forced redemption or other action.
     (i) The Purchaser agrees to provide the General Partner at any time during the life of the Partnership with such information as the General Partner determines to be necessary and appropriate to verify compliance with the anti-money laundering laws and regulations of any applicable jurisdiction, including laws and regulations applicable to a portfolio investment of the Partnership, or to respond to requests for information concerning the identity of Limited Partners from any governmental entity (including any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of government), self-regulatory organization or financial institution in connection with its anti- money laundering compliance procedures, and to update such information as necessary. The Purchaser understands and agrees that the Partnership may be required to release confidential information about the Purchaser and, if applicable, any Underlying Beneficial Owner or Related Person to any person, if the General Partner, in its sole discretion, determines that such disclosure is necessary to comply with applicable anti-money laundering laws and regulations.
The representations and warranties set forth in this Section 6 shall be deemed repeated and reaffirmed by the Purchaser as of each date that the Purchaser is required to make a contribution of capital to or receives a distribution from the Partnership. If at any time during the life of the Partnership the representations and warranties set forth in this Section 6 shall cease to be true, the Purchaser shall promptly so notify the General Partner in writing.
          7. Management Fee. In consideration of the investment advisory and management services referred to in Section 3.1 of the Partnership Agreement, you shall pay to the Manager an annual fee (the “Management Fee”) in installments, payable when billed for the period from the Initial Closing through December 31, 2010, and thereafter semi-annually in advance as of each July 1 and January 1 thereafter prior to the expiration of the Investment Term (each, a “Payment Date”), in an amount not in excess of your Remaining Capital Commitment calculated as follows:
     (a) (i) through the earliest of (x) the termination of the Investment Period, (y) one year after the date on which an amount equal to 75% of the aggregate Capital Commitments of the Non-Defaulting Limited Partners (excluding Capital Commitments reserved but not yet committed for Follow-on Investments) have been invested or committed for investment and (z) the date on which the Principals hold an initial closing in respect of a new private equity fund having the same investment objective as the Partnership, an amount equal to 2.0% per annum of your Capital Commitment, and (ii) thereafter until the last day of the

10

Investment Term, an amount equal to 1.75% per annum of your pro rata share (expressed as a fraction, the numerator of which is your Capital Commitment and the denominator of which is an amount equal to the aggregate Capital Commitments of all the Partners) of the aggregate Carrying Value of the Portfolio Investments from time to time held by the Partnership, provided, that, in the event that you are admitted as a Limited Partner subsequent to the Initial Closing, such amount will be payable as if you were admitted as a Limited Partner at the Initial Closing and subject to interest at a rate per annum equal to the rate of interest publicly announced by Citibank, N.A. from time to time in New York City as its prime rate, plus 200 basis points, from the date of the Initial Closing, or such other Management Fee Payment Date, if any, to the date of your admission as a Limited Partner;
     (b) reduced, but not below zero, by the sum of
     (i) an amount equal to your Capital Contributions made to the Partnership to pay Placement Fees (if any) since the previous Payment Date, and
     (ii) an amount equal to your pro rata share (expressed as a fraction, the numerator of which is your Capital Commitment and the denominator of which is an amount equal to the aggregate Capital Commitments of all the Partners) of the Partnership’s proportionate share (based on the Committed Capital of the Partnership and the Institutional Parallel Funds) of all Fee Income received by the Manager or the General Partner since the previous Payment Date.
To the extent that the Management Fee is not reduced as of any given Payment Date by the fees or amounts referred to in sub-clause (b) above (or any portion thereof determined with respect to a previous Payment Date and carried over to the current Payment Date pursuant to this sentence) because the Management Fee has been reduced to zero, the excess shall be carried over to the next succeeding Payment Date (and, if necessary, to one or more subsequent Payment Dates) and applied as a reduction of the Management Fee, but not below zero, for such succeeding Payment Date (or a subsequent Payment Date). Installments for any period other than a full semi-annual period shall be adjusted on a pro rata basis according to the actual number of days elapsed.
          8. Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of you and the Partnership.
          9. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by you or by or on behalf of the Partnership in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of the Partnership or you, and the issue and sale of Interests.
          10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, and the Manager and its successors and assigns as third party beneficiaries hereof.
          11. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, when delivered by facsimile or e-mail and confirmed, or when mailed, first-class postage prepaid,

11

(a) if to you, to you at the address, telecopy number or e-mail address set forth below your signature, or to such other address, telecopy number or e-mail address as you shall have furnished to the Partnership in writing, and (b) if to the Partnership, to it at 520 Madison Avenue, 10th Floor, New York, New York 10022, telephone (212) 284-1700, fax number (212) 284-1717, attention: Brian P. Friedman (bfriedman@jefferies.com), with a copy to Carmen Romano, Esq. (carmen.romano@dechert.com), Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, PA 19104, fax number 215-994-2222, or to such other address or addresses, telecopy number or numbers or e-mail address or addresses, as the Partnership shall have furnished to you in writing, provided that any notice to the Partnership shall be effective only if and when received by the General Partner.
          12. Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT JURISDICTION WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES THEREOF.
          13. Table of Contents and Headings. The table of contents and the headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.
          14. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein.
          15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single instrument.
          If you are in agreement with the foregoing, please sign the form of agreement on the enclosed counterparts of this Agreement and return such counterparts to the General Partner. Upon acceptance by the General Partner, this Agreement shall become a binding agreement between you and the Partnership.

12

JEFFERIES CAPITAL PARTNERS V L.P.
By:	JCP V LLC,
its General Partner

By:	Jefferies Capital Partners LLC,
its Managing Member

By:	/s/ Brian P. Friedman
	Name:	Brian P. Friedman
	Title:	Managing Member

JCP V LLC
By:	Jefferies Capital Partners LLC,
its Managing Member

By:	/s/ Brian P. Friedman
	Name:	Brian P. Friedman
	Title:	Managing Member

The undersigned Manager is executing and
delivering this Agreement solely for the
purpose of agreeing to and accepting the
benefits of the provisions of Sections 2 and 7.

JEFFERIES CAPITAL PARTNERS LLC

By:	/s/ Brian P. Friedman
	Name:	Brian P. Friedman
	Title:	Managing Member

13

The foregoing Agreement is hereby agreed to by the undersigned as of the 12th day of August, 2010
Jefferies Group, Inc.			Amount of Capital Commitment:

By:	/s/ Peregrine Broadbent		$10,000,000

	Name: Title:	Peregrine Broadbent Chief Financial Officer

Name, Address, Facsimile	U.S. Taxpayer
Number and E-mail Address for Notices:	Identification Number:

Jefferies Group, Inc.	95-4719745
520 Madison Avenue	Location of Principal Executive Office:
New York, NY 10022	520 Madison Avenue
Attention: Peregrine Broadbent	New York, NY 10022
Facsimile: ___________________________________
Telephone: (212) 284-2338
E-mail: pbroadbent@Jefferies.com

14

Exhibit A
Amended and Restated
Limited Partnership Agreement

Exhibit B
INVESTOR QUESTIONNAIRE
A.	General Information

1.	The Investor

Name: Jefferies Group, Inc.

Type of investor (e.g., individual, corporation, trust, limited partnership, general partnership, limited liability company): Corporation

Permanent residence or principal place of business:	520 Madison Avenue
(as applicable)	(Number and Street)

New York	NY	10022	U.S.A.

(City)	(State)	(Zip Code)	(Country)

Address for correspondence (if different from above):

(Number and Street)

(City)	(State)	(Zip Code)	(Country)
Preferred mailing address: Residence ; Business X

Telephone number:	E-mail Address:

Facsimile number:

2.	Authorized Individual Executing this Questionnaire or Individual Responsible for Investment Decisions on Behalf of Investor
Name: Peregrine Broadbent

Address: 520 Madison Avenue
(Number and Street)

New York	NY	10022	U.S.A.

(City)	(State)	(Zip Code)	(Country)

Principal occupation and current position or title:

Telephone number:(212) 284-2338 E-mail Address: pbroadbent@Jefferies.com

Facsimile number:

Title or relationship to the investor (e.g., attorney, accountant): Chief Financial Officer
3.	Primary Contact Person for Investor (if applicable)

Name: Peregrine Broadbent

Address: 520 Madison Avenue
(Number and Street)

New York	NY	10022	U.S.A.

(City)	(State)	(Zip Code)	(Country)
Telephone number:(212) 284-2338 E-mail Address: pbroadbent@Jefferies.com

Facsimile number:

Title or relationship to the investor (e.g., attorney, accountant): Chief Financial Officer

4.	Alternative Contact Person for Drawdown Notices (if applicable)

Name:	Chuck Hendrickson

Address:	520 Madison Avenue

(Number and Street)

New York	NY	10022	U.S.A.

(City)	(State)	(Zip Code)	(Country)
Telephone number: (212) 284-4606 E-mail Address: chendrickson@Jefferies.com

Facsimile number:

Title or relationship to the investor (e.g., attorney, accountant):

5.	Individuals

U.S. citizen or legal permanent resident: Yes ☐ No ☐

Age: Marital Status:

City and state of citizenship:

6.	Entities

State or other jurisdiction in which incorporated or formed:	Delaware

Date of incorporation or formation:	12/23/1998

B.	Other Certifications

1.	The investor was formed, organized, reorganized, capitalized or recapitalized for the specific purpose of purchasing an Interest:
Yes ☐       No ☑
NOTE: If “Yes,” each person who is a beneficial owner of the investor: (i) must separately qualify as an “accredited investor,” (ii) must separately indicate whether the beneficial owner is a “qualified purchaser” (as described below), and (iii) must complete a copy of this Investor Questionnaire as if such person were directly purchasing an Interest.

2.	(a) The investor is an investment company or, but for the exceptions provided in Sections 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “Company Act”), would be an “investment company” under the Company Act.
Yes ☐       No ☑
NOTE: If “No,” proceed to Question 3 below.

(b) The investor had one or more beneficial owners of its outstanding securities (determined in accordance with Section 3(c)(1)(A) of the Company Act) on or before April 30, 1996.
Yes ☐       No ☐

Exhibit B-2

(c)If “Yes,” the investor has received the consent of all investors and beneficial owners as required under Section 2(a)(51)(C) of the Company Act in order for the investor to be treated as a “qualified purchaser.”
Yes ☐     No ☐
*[If the investor answered “Yes” to 2(a), then, upon request of the General Partner, the investor shall be required to disclose to the General Partner the number of “beneficial owners” (within the meaning of the Company Act) of voting securities of the investor.]*
3.	The investor is exempt from U.S. federal income taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
Yes ☐     No ☑
4.	The investor is controlled by U.S. persons or entities.
Yes ☑     No ☐
5.	The investor is a “United States person” for U.S. federal income tax purposes. [1]
Yes ☑     No ☐
If “Yes,” the investor must provide a completed and executed copy of Internal Revenue Service Form W-9 to the General Partner prior to the Closing Date.
If “No,” the investor must provide a completed and executed copy of Internal Revenue Service Form W-8BEN (or other applicable form of Form W-8) to the General Partner prior to the Closing Date.
Other Information
(a)	Within the past two years, has the investor made a general assignment for the benefit of creditors, been in receivership or filed or had filed against the investor a petition in bankruptcy?
Yes ☐     No ☑
(b)	Are there any lawsuits outstanding or threatened involving the investor, or are there any claims against the investor, that could materially affect the investor’s net worth as

[1]	The term “United States person” means (i) a citizen or resident of the United States; (ii) a domestic partnership; (iii) a domestic corporation; (iv) an estate that is not a “foreign estate” as defined in the Code; (v) any trust if a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions.
Exhibit B-3

reported in this Investor Questionnaire? If “Yes,” please provide details on a separate sheet.
Yes ☐     No ☑
(c)	Please indicate below any additional matter of a financial nature that is relevant to an analysis of the investor’s financial position:

(d)	Are you a person (including an entity) that has discretionary authority or control with respect to the assets of the Partnership or a person that provides investment advice with respect to Partnership assets, or an “affiliate” of such a person? For purposes of this representation, an “affiliate” is any person controlling, controlled by or under common control with the Fund or any of its investment advisers, including by reason of having the power to exercise a controlling influence over the management or policies of the Fund or its investment adviser(s).
Yes ☐     No ☑
C.	Investor Eligibility (Investors must complete both parts 1 and 2 below)

1.	Accredited Investor
          Interests will be sold only to investors who are “accredited investors,” as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). For additional information regarding the definition of “accredited investor,” please refer to Rule 501 under the Securities Act. Please indicate the basis of the investor’s “accredited investor” status by checking all applicable statements below.
          The investor is:
(a)	☐	an individual who had an income in excess of $200,000 for each of the last two years (or joint income with the investor’s spouse in excess of $300,000 in each of those years) and who reasonably expects to reach the same income level in the current year;

(b)	☐	an individual whose net worth, or joint net worth with the investor’s spouse at the time of purchase exceeds $1,000,000, excluding the value of the investor’s primary residence;

(c)	☐	a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act, in each case whether acting in its individual or fiduciary capacity;

(d)	☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;
Exhibit B-4

(e)	☐	an insurance company as defined in Section 2(a)(13) of the Securities Act;

(f)	☐	an investment company registered under the Company Act;

(g)	☐	(i) a business development company as defined in Section 2(a)(48) of the Company Act or (ii) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(h)	☐	an employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5,000,000;

(i)	☐	any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000;

(j)	☐	a self-directed employee benefit plan within the meaning of ERISA, with investment decisions made solely by persons who are “accredited investors” as defined in Rule 501 under the Securities Act;
•	If the investor checked this statement, please provide a list of all decision-makers and a completed Investor Questionnaire from each decision-maker.
(k)	☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

(l)	☑	a corporation, a partnership, a Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Code, in each case not formed for the specific purpose of acquiring an Interest, with total assets in excess of $5,000,000;

(m)	☐	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring an Interest, whose purchase is directed by persons having such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment;

(n)	☐	an entity in which each and every one of the equity owners is an accredited investor.
•	If the investor checked this statement, please provide a list of all equity owners and a completed Investor Questionnaire from each equity owner.
     What is the dollar amount of the investor’s estimated net worth at the time of the proposed investment in the Partnership (if the investor is an individual, this amount should exclude the value of the investor’s principal residence, and its furnishings, and automobiles, but may include the investor’s joint net worth with the investor’s spouse)? (NOTE: An estimate or amount within a
Exhibit B-5

range may be given; a statement that the investor’s net worth is more than ten times the amount of the subscription commitment is also acceptable.)
$
1. Qualified Purchaser
     Interests will be sold only to investors who meet the requirements of a “qualified purchaser” as defined for purposes of Section 3(c)(7) of the Company Act. For additional information regarding the definition of “qualified purchaser” please refer to Sections 3(c)(7) and 2(a)(51)(A) of the Company Act and the related provisions and rules (including but not limited to Rule 2a51-1).
     Please indicate the basis of the investor’s “qualified purchaser” status by checking all applicable statements below.
     The investor is:

(a) ☐	an individual (including any person who holds a joint, community property, or other similar shared ownership interest in an issuer that is excepted under Section 3(c)(7) of the Company Act with that person’s qualified purchaser spouse) who owns not less than $5,000,000 in Investments (as defined herein);

(b) ☐	a company[1] that owns at least $5,000,000 in Investments and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons (“Family Company”);

(c) ☐	a trust that is not covered by clause (b) and that was not formed for the specific purpose of acquiring the securities offered, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in clause (a), (b) or (d);

(d) ☑	a person (including a company), acting for its own account or the accounts of other qualified purchasers, who in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in Investments;

(e) ☐	a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act (as that term is modified by the limitations imposed thereon by Rule 2a51-1(g)(1) under the Company Act);

(f) ☐	a company, regardless of the amount of its investment, each of the beneficial owners of which is a person described in (a), (b), (c), (d) or (e).

[1]	For purposes of this question, “company” includes a corporation, a partnership, an association, a joint-stock company, a trust, a fund or any organized group of persons whether incorporated or not, or any receiver, trustee in bankruptcy or similar official or a liquidating agent for any of the foregoing, in its capacity as such.

Exhibit B-6

For the purposes of determining “qualified purchaser” status, the term “Investments” means all of the following:
     (i) Securities (as defined by Section 2(a)(1) of the Securities Act), other than securities of an issuer that controls, is controlled by, or is under common control with, the investor, unless the issuer of such securities is any of the following:
(A)	An investment company, a company that would be an investment company under the Company Act but for the exclusions provided by Sections 3(c)(1) through 3(c)(9) of the Company Act or the exemptions provided by Rules 3a-6 or 3a-7 thereunder, or a commodity pool;

(B)	A company that files reports pursuant to Section 13 or Section 15(d) of the U.S. Securities Exchange Act of 1934, as amended, or that has a class of securities that are listed on a “designated offshore securities market” as that term is defined by Regulation S under the Securities Act; or

(C)	A company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the investor acquires the securities of a Section 3(c)(7) company.
     (ii) Real estate held for “Investment Purposes,” as described below.
     (iii) “Commodity Interests” held for Investment Purposes, as described below. “Commodity Interests” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:
(A)	Any contract market designated for trading such transactions under the Commodity Exchange Act (the “CEA”) and the rules thereunder; or

(B)	Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the CEA.
     (iv) “Physical Commodities” held for Investment Purposes, as described below. “Physical Commodity” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in (iii)(A) or (B) immediately above.
     (v) To the extent not securities, “Financial Contracts” entered into for Investment Purposes, as described below. “Financial Contracts” means any arrangement that:
(A)	Takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

Exhibit B-7

(B)	Is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(C)	Is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counter party to such arrangement.
     (vi) If the investor is a company that would be an investment company but for one of the exclusions provided by Section 3(c)(1) or Section 3(c)(7) of the Company Act, or a commodity pool, any amounts payable to the investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the investor upon demand of the investor; and
     (vii) Cash and cash equivalents (including foreign currencies) held for Investment Purposes, as described below, including:
(A)	Bank deposits, certificates of deposit, bankers acceptances and similar bank instruments held for Investment Purposes; and

(B)	The net cash surrender value of an insurance policy.
Investment Purposes. For purposes of determining if something is an “Investment” the following applies. Real estate is not considered to be held for Investment Purposes by an investor if it is used by the investor or a Related Person, as described below, for personal purposes or as a place of business, or in connection with the conduct of the trade or business of the investor or a Related Person, provided that real estate owned by an investor that is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for Investment Purposes. Residential real estate is not deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by Section 280A of the Code. A Commodity Interest or Physical Commodity owned, or a financial contract entered into, by an investor that is engaged primarily in the business of investing, reinvesting, or trading in Commodity Interests, Physical Commodities or financial contracts in connection with such business may be deemed to be held for Investment Purposes. The term “Related Person” generally means a person who is related to the investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such owner.
Valuation. For purposes of determining whether an investor is a qualified purchaser, the aggregate amount of Investments owned and invested on a discretionary basis by the investor is the Investments’ fair market value on the most recent practicable date or their cost, provided that: in the case of Commodity Interests, the amount of Investments is the value of the initial margin or option premium deposited in connection with such Commodity Interests; and, in each case, certain deductions (described below) from the amount of Investments owned by the investor must be made. In determining whether any person is a qualified purchaser there is deducted from the amount of such person’s Investments the amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring the Investments owned by such person. Additionally, in determining whether a Family Company is a qualified purchaser, there will be deducted from the value of such Family Company’s Investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such Investments.

Exhibit B-8

Joint Investments. In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s Investments any Investments held jointly with such person’s spouse, or Investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s Investments any Investments owned by the other spouse (whether or not such Investments are held jointly). In each case, the amount of any such Investments will be reduced by any deductions specified above (under “Valuation”) with respect to each spouse.
Investments by Subsidiaries. For purposes of determining the amount of Investments owned by a company under “Qualified Purchaser” in the Investor Eligibility section above, there may be included Investments owned by majority-owned subsidiaries of the company and Investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.
Certain Retirement Plans and Trusts. In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s Investments any Investments held in an individual retirement account or similar account the Investments of which are directed by and held for the benefit of such person.
3. Status as Benefit Plan Investor
     (a) Overview
     A regulation issued by the U.S. Department of Labor 29 C.F.R. 2510.3-101 and Section 3(42) ERISA define “Benefit Plan Investor” as
     (i) any employee benefit plan subject to Part 4 of Title I of ERISA;
     (ii) any plan to which Internal Revenue Code Section 4975 applies (which includes a trust described in Internal Revenue Code Section 401(a) that is exempt from tax under Internal Revenue Code Section 501(a), a plan described in Internal Revenue Code Section 403(a), an individual retirement account or annuity described in Internal Revenue Code Section 408 or 408A, a medical savings account described in Internal Revenue Code Section 220(d), a health savings account described in Internal Revenue Code Section 223(d) and an education savings account described in Internal Revenue Code Section 530); and
     (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity (generally because 25 percent or more of a class of equity interests in the entity is owned by plans).
     An entity described in (iii) immediately above will be considered to hold plan assets only to the extent of the percentage of the equity interests in the entity held by benefit plans described in (i) and (ii) immediately above. Benefit Plan Investors also include that portion of any insurance company’s general account assets that are considered “plan assets” and (except if the entity is an

Exhibit B-9

investment company registered under the Investment Company Act) the assets of any insurance company separate account or bank common or collective trust in which plans invest.
     (b) Status as Benefit Plan Investor (Please Check Each as Applicable)
     (i) Are you a Benefit Plan Investor as defined above?
Yes ☐     No ☐
     (ii) Are you a plan to which Section 4975 of the Code applies, or an entity any of the assets of which include assets of any such plan?
Yes ☐     No ☐
     (iii) Are you a governmental plan, non-electing church plan, or other employee benefit plan within the meaning of Section 3(3) of ERISA that is not a plan described in (i) or (ii) above?
Yes ☐     No ☐
     (iv) Are you an insurance company general account?
Yes ☐     No ☐
     (v) If the answer to the above question (iv) is “yes”, please indicate the percentage (if any) of your assets that constitutes the assets of Benefit Plan Investors (as such term is defined above):
                     %
     (vi) Are you an entity whose underlying assets include plan assets of Benefit Plan Investors by reason of a plan’s investment in the entity?
Yes ☐     No ☐
     (vii) If the answer to the above question (vi) is “yes”, please indicate the maximum percentage (rounded up to the nearest 10% increment) of your assets that may constitute Benefit Plan Investor assets:
                     %
     (viii) If you are investing as a trustee or custodian for an Individual Retirement Account (“IRA”), are you a qualified IRA custodian or trustee? If yes, the “Additional Representations with Respect to Investment for IRA” must be completed.
Yes ☐     No ☐
     (ix) Are you a participant-directed plan?
Exhibit B-10

Yes ☐     No ☐
(If the answer to sub-category (ix) above is yes, please contact the General Partner.)
     You understand that the General Partner will be relying on the accuracy and completeness of your responses to the foregoing questions. You represent and warrant to the General Partner that you will notify the General Partner immediately if at any time any information provided herein ceases to be true, accurate and complete.
Exhibit B-11

ADDITIONAL REPRESENTATION WITH RESPECT TO
INVESTMENT FOR AN IRA
If the investor is an IRA, the individual who established the IRA: (i) has directed the custodian or trustee of the investor to execute the Agreement on the signature page; and (ii) has signed below to indicate that he or she has reviewed, and hereby certifies to the accuracy of, the representation and warranties made by the Investor herein.

Type in Name

Signature

Name and Address of Custodian and Contact Individual:

Account or other Reference Number:

Trustee/Custodian’s Tax I.D. Number: